SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 31, 1999
                                                 --------------------

                                  ITRONICS INC.
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        Texas                      33-18582                  75-2198369
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(State or other jurisdiction    (Commission File            (IRS Employer
       of incorporation)             Number)              Identification No.)


6490 So. McCarran Boulevard, Building C, Suite 23   Reno, Nevada    89509
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           (Address of Principal Executive Offices)               Zip Code


Registrant's telephone number, including area code:  (775) 689-7696
                                                   -------------------


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Item 2.  Acquisition or Disposition of Assets

	On March 31, 1999 the Company's subsidiary, Itronics Metallurgical, Inc. (IMI), closed escrow on the purchase of a 35,000 square foot manufacturing facility on approximately three acres of land pursuant to a lease/option agreement it had entered into in January 1998. The $1,000,000 purchase price was paid with $300,000 cash and $700,000 of the Company's restricted common stock. The source of proceeds for the cash payment was the Final Tranche of the 1998 Private Placement. The seller, an unrelated private individual, received 2,491,103 of the Company's restricted common shares in the transaction. The seller had previously used the property for specialty automotive parts manufacturing. IMI will utilize the property for used photochemical processing, silver refining, and fertilizer manufacturing.
The equipment required for these operations is being acquired separately.


Item 7. Financial Statements and Exhibits

	Following are historical and pro forma financial statements showing a Condensed Consolidated Balance Sheet as of December 31, 1998 and a Condensed Consolidated Statement of Operations for the year then ended. The historical financial statements are taken from Form 10-KSB for the year 1998. The pro forma adjustments and pro forma balance sheet reflect the effects on the historical balance sheet of purchasing the manufacturing facility described in Item 2 above. The pro forma assumes that the building was purchased on December 31, 1998 and that the $300,000 cash payment raised in the Private Placement was received on December 31, 1998.

	For the pro forma Condensed Consolidated Statement of Operations, it is assumed that the building was acquired on January 1, 1998, that the related $300,000 cash from the Private Placement was received on January 1, 1998, and that the building was not put into service in 1998. Consequently, no effect of converting IMI's pilot scale operation to full commercial production is reflected in the pro forma Condensed Consolidated Statement of Operations. Only the known operating costs, including taxes, insurance, and utilities, are included in the pro forma expenses. Other costs, such as repairs and maintenance, have not been included due to the limited operating history.

	These pro forma financial statements should be read in conjunction with the Form 10-KSB for 1998, which is the source of the historical financial statement data used in preparation of the pro forma amounts. The pro forma information is not necessarily indicative of that which would have been attained had the transaction actually occurred at an earlier date.

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                        ITRONICS INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1998




                            HISTORICAL                      PRO FORMA
                             BALANCE        PRO FORMA        BALANCE
                              SHEET        ADJUSTMENTS        SHEET
                           -----------    -------------    -----------

         ASSETS
CURRENT ASSETS
Cash (1)                  $  348,829      $    2,812       $  351,641
Accounts receivable          117,397                          117,397
Notes receivable,
 shareholders                 66,325                           66,325
Inventories                   41,107                           41,107
Prepaid expenses (1)          46,945           5,568           52,513
                           ---------       ---------        ---------
  Total Current Assets       620,603           8,380          628,983
                           ---------       ---------        ---------



PROPERTY AND EQUIPMENT
Land (1)                                     215,000          215,000
Building (1)                                 787,526          787,526
Design and construct.
 in progress, building
 improvements                 98,358                           98,358
Leasehold improvements        14,212                           14,212
Equipment and furniture      394,746                          394,746
Vehicles                      68,273                           68,273
Equipment under lease         35,189                           35,189
                           ---------       ---------        ---------
                             610,778       1,002,526        1,613,304

Less:  Accum. depreciation
       and amortization      281,433                          281,433
                           ---------       ---------        ---------
                             329,345       1,002,526        1,331,871
                           ---------       ---------        ---------


OTHER ASSETS (1)             112,581        (  4,789)         107,792
                           ---------       ---------        ---------
                          $1,062,529      $1,006,117       $2,068,646
                           =========       =========        =========

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                        ITRONICS INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1998



                            HISTORICAL                      PRO FORMA
                             BALANCE        PRO FORMA        BALANCE
                              SHEET        ADJUSTMENTS        SHEET
                            ----------      ---------       ---------

         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable          $  152,682                       $  152,682
Accrued management
 salaries                     80,914                           80,914
Accrued expenses             103,136                          103,136
Other                         40,689                           40,689
Current portion of
 long-term debt              127,233                          127,233
                           ---------       ---------        ---------
  Total Current
   Liabilities               504,654            -             504,654
                           ---------       ---------        ---------

LONG-TERM LIABILITIES
Long-term debt,
 less current portion         74,982                           74,982
Accrued salary due
 officer/stockholder          37,200                           37,200
Deferred gain, less
 current maturities           16,111                           16,111
                           ---------       ---------        ---------
  Total Long-Term
   Liabilities               128,293            -             128,293
                           ---------       ---------        ---------
                             632,947            -             632,947
                           ---------       ---------        ---------
STOCKHOLDERS' EQUITY
  Preferred stock               -
  Common stock (1)            56,060           1,000           57,060
  Additional paid-in
   capital (1)             4,625,194         999,000        5,624,194
  Accumulated deficit (1) (4,375,283)          6,117       (4,369,166)
  Common stock to be
   issued                    123,611                          123,611
                           ---------       ---------        ---------
                             429,582       1,006,117        1,435,699
                           ---------       ---------        ---------
                          $1,062,529      $1,006,117       $2,068,646
                           =========       =========        =========

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                        ITRONICS INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998




                           HISTORICAL                      PRO FORMA
                          STATEMENT OF     PRO FORMA      STATEMENT OF
                           OPERATIONS     ADJUSTMENTS      OPERATIONS
                           ----------     ----------      -----------
REVENUES                  $  766,720       $    -          $  766,720

COST OF SALES                923,115            -             923,115
                         -----------       ---------        ---------
  Gross Profit (Loss)       (156,395)           -            (156,395)
                         -----------       ---------        ---------
OPERATING EXPENSES
Depreciation and
 amortization (2)             39,941          19,688           59,629
Research and develop.         90,104                           90,104
Sales and marketing          278,817                          278,817
Plant start-up costs (2)      42,620         (12,620)          30,000
General and
 administrative              376,460                          376,460
                         -----------       ---------        ---------
                             827,942           7,068          835,010
                         -----------       ---------        ---------
  Operating (Loss)          (984,337)        ( 7,068)        (991,405)
                         -----------       ---------        ---------
OTHER INCOME (EXPENSE)       (40,526)           -            ( 40,526)
                         -----------       ---------        ---------
(Loss) before provision
 for income tax           (1,024,863)        ( 7,068)      (1,031,931)
Provision for income tax        -               -                -
                         -----------       ---------        ---------
  Net Income (Loss)     $ (1,024,863)     $  ( 7,068)     $(1,031,931)
                         ===========       =========        =========

Weighted average number of
 shares outstanding (3)   45,993,944       3,346,103       49,340,047
                          ==========       =========       ==========

Earnings (loss) per
 share (3)                 $(0.0223)           N/A           $(0.0209)
                          =========        =========        =========

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                        ITRONICS INC. AND SUBSIDIARIES
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                              DECEMBER 31, 1998


Note 1 - Manufacturing Facility Purchase

	The pro forma adjustments referenced by (1) relate to recording the purchase of the manufacturing facility as if the transaction had occurred on December 31, 1998, and receipt of $300,000 from the Final Tranche of the 1998 Private Placement, which was utilized for the cash payment, had been received on that date. The purchase price was $1,000,000 plus $2,526 in escrow costs.


Note 2 - Pro Forma Operating Statement Adjustments

	The pro forma adjustments referenced by (2) relate to the estimated operating statement adjustments to reflect the purchase of the manufacturing facility as if the transaction had occurred on January 1, 1998. The primary adjustments were to depreciation, which reflects depreciating the building on the straight line basis over 40 years, and to plant start-up costs for the estimated known costs of holding the property in pre-operating status. The net reduction to plant start-up costs reflects reducing the expense in the amount of $33,524 for the rent expense that would not occur if the property had been acquired on January 1, 1998. The adjustments that would occur when commercial operations are achieved, including sales, cost of sales, and operating expenses, are not included in the pro forma adjustments and statement of operations.

Note 3 - Pro Forma Earnings Per Share

	The weighted average number of shares used in computing pro forma earnings per share was increased by a total of 3,346,103 shares as of January 1, 1998 to reflect the 2,491,103 shares issued in connection with purchasing the manufacturing facility and the 855,000 shares issued in connection with receiving 30 units, or $300,000, from the Final Tranche of the 1998 Private Placement.

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                                  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ITRONICS INC.
                                           ------------------
                                              (Registrant)

Date:   April 14, 1999                  By:  /S/  John W. Whitney
       ----------------                    ----------------------------
                                           John W. Whitney
                                           President, Treasurer and Director
                                           (Principal Executive and Financial
                                           Officer)


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